UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 22, 2020
________________
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 22, 2020, Brickell Biotech, Inc. (the “Company”) entered into an underwriting agreement with Oppenheimer & Co. Inc., as representative of the several underwriters named in Schedule I thereto (the “Representative”), relating to the public offering, issuance and sale of 19,003,510 shares of its common stock, and, to certain investors, pre-funded warrants to purchase 1,829,812 shares of its common stock, and accompanying common warrants to purchase up to an aggregate of 20,833,322 shares of its common stock (the “Offering”). Each share of common stock and pre-funded warrant to purchase one share of common stock is being sold together with a common warrant to purchase one share of common stock. The public offering price of each share of common stock and accompanying common warrant is $0.72 and $0.719 for each pre-funded warrant and accompanying common warrant. The pre-funded warrants will be immediately exercisable at a price of $0.001 per share of common stock. The common warrants will be immediately exercisable at a price of $0.72 per share of common stock and will expire five years from the date of issuance. The shares of common stock and pre-funded warrants, and the accompanying common warrants, will be issued separately and will be immediately separable upon issuance. The Offering is expected to close on or about October 27, 2020, subject to the satisfaction or waiver of customary closing conditions.
The gross proceeds to the Company, before deducting underwriting discounts and commissions and other offering expenses, are expected to be approximately $15.0 million. The Company anticipates using the net proceeds from the Offering for research and development, including clinical trials, working capital and general corporate purposes.
The common stock, pre-funded warrants and common warrants are being offered by the Company pursuant to a Registration Statement on Form S-1, as amended, filed on October 13, 2020 with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (File No. 333-249441) and declared effective.
The Underwriting Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. Pursuant to the Underwriting Agreement, the Company and its directors and officers agreed, for a period of 90 days, subject to certain exceptions, not to offer, sell, pledge or otherwise dispose of the common stock and other of the Company’s securities that they beneficially own, including securities that are convertible into shares of common stock and securities that are exchangeable or exercisable for shares of common stock, without the prior written consent of the Representative. Notwithstanding the foregoing, the “lock-up” with respect to the Company’s sale of shares of its common stock (a) to Lincoln Park Capital Fund, LLC (“Lincoln Park”) pursuant to the Purchase Agreement, dated February 17, 2020, between the Company and Lincoln Park, will be limited to a period of 60 days following the date of the Underwriting Agreement and (b) pursuant to the At Market Issuance Sales Agreement, dated April 14, 2020, between the Company and the Representative, will be limited to a period of 60 days following the date of the Underwriting Agreement.
The foregoing summaries of the Underwriting Agreement, pre-funded warrants and common warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents, which are incorporated herein by reference.
Item 8.01. Other Events.
On October 22, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
Statements in this Current Report on Form 8-K relating to the Company’s expectations regarding the completion, timing and size of the Offering and the anticipated use of net proceeds are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company, may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, market conditions and the satisfaction of customary closing conditions related to the Offering, ability to obtain adequate financing to advance product development, potential delays for any reason in product development, regulatory changes, unanticipated demands on cash resources, any disruption to the Company’s business caused by the current COVID-19 pandemic, and risks associated with developing, and obtaining regulatory approval for and commercializing novel therapeutics. These forward-looking statements represent the Company’s judgment as of the time of this Current Report on Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1/A filed with the SEC on October 22, 2020).
4.1	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 13, 2020).
4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 13, 2020).
99.1	Press release issued by Brickell Biotech, Inc. on October 22, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer